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                        EXECUTIVE PERQUISITE/FLEX POLICY
                           EFFECTIVE JANUARY 1, 1999


A.    EXECUTIVE PERQUISITES

      The Company will provide for the direct payment of selected perquisite expenses that are offered because of competitive compensation practice and/or because the service is being expensed in the business interests of the Company.

      The following outlines the executive perquisites offered:

          - Physical examination every three years under 40 years of age, every two years over age 40

          - Tax preparation fees and financial planning benefit for the Chief Executive Officer up to $5,000/year

          - Tax preparation fees and financial planning benefit for other Corporate officers and General Managers up to $2,500/year

          - Tax gross-up on 25% of the imputed income from the IRS "Annual Lease Value Table" and IRS defined fuel costs for personal use or actual expense

          -    Automobile actual operating expenses

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B.    OFFICER FLEX ACCOUNT

      The Company will reimburse Corporate officers for the reasonable cost of certain services. The maximum allowable reimbursement will be up to 10% of the officers' annual base pay.

      Expenses eligible for reimbursement are as follows:

          -    Athletic, country and business club memberships

          - Automobile lease, or, if the automobile is purchased, monthly reimbursement equivalent to the pro-forma lease cost

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C.    INELIGIBLE EXPENSES

      The following expenses will no longer be eligible for direct payment or reimbursement:

          -    Home security system

          -    Legal advice

          - Tax assistance in excess of $5,000/year for the Chief Executive Officer and $2500/year for other officers and general managers

          -    Financial counseling

          -    Daycare for children

          -    Season tickets to sporting and cultural events

          -    First class business travel

          -    Spouse travel not required by business needs

          -    Additional personal liability insurance

          -    Additional business liability insurance

          -    Education for children

          -    Additional business travel insurance

          -    Supplemental life insurance

          - Up to $3,000/per calendar year of health care expenses not covered by Company benefit plans

          -    Personal computer leases